UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 7, 2007
HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-09764 (Commission File Number)	11-2534306 (IRS Employer Identification No.)
1101 Pennsylvania Avenue, N.W., Suite 1010
Washington, D.C. 20004
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (202) 393-1101

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 7, 2007, Sandra B. Robinson notified Harman International Industries, Incorporated (the “Company”) that she intended to retire and in connection with her retirement resign as Vice President — Financial Operations and Chief Accounting Officer of the Company. Her resignation as an officer was effective on November 12, 2007. Ms. Robinson will continue as an employee of the Company for a period of time to assist with the transition of her prior responsibilities. Kevin L. Brown, Executive Vice President and Chief Financial Officer of the Company will serve as the principal accounting officer of the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
By:	/s/ Edwin Summers
Edwin Summers
Vice President — General Counsel and Secretary

Date: November 13, 2007